Goodwill and Intangible Assets	6 Months Ended
Jun. 30, 2017
Goodwill and Intangible Assets
Goodwill and Intangible Assets

5. Goodwill and Intangible Assets

        The following sets forth the changes in the Group's goodwill by segment:

	Advertising & Marketing	Other	Total
	(In thousands)
Balance as of December 31, 2016	$—	$10,266	$10,266
Currency translation adjustment	—	396	396

Balance as of June 30, 2017	$—	$10,662	$10,662

        As of December 31, 2016 and June 30, 2017, the balance of goodwill was $10.3 million and $10.7 million, respectively. The increase of its balance in the six months ended June 30, 2017 was mainly due to the appreciation of the Renminbi and was reflected in currency translation adjustment in unaudited interim condensed consolidated financial statements.

        As of June 30, 2017, the Group's intangible assets totaled $0.8 million, mainly consisted of acquired game-related platform technology and a non-compete agreement. The amortization expense for the six months ended June 30, 2016 and 2017 was $0.4 million and $0.3 million, respectively. As of June 30, 2017, estimated amortization expenses for future periods are expected as follows:

Twelve Months Ended June 30,	(In thousands)
2018	$629
2019 and thereafter	182

Total expected amortization expense	$811